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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 7, 2000
               --------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                          0-22302                  36-3688459
--------------------                  ------------              -----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



             451 Kingston Court, Mt. Prospect, Illinois     60056
        ----------------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)



                                 (847) 391-9400
                             ----------------------
                         (Registrant's telephone number)


THIS DOCUMENT IS A COPY OF THE FORM 8-K OF ILLINOIS SUPERCONDUCTOR CORPORATION FILED ON DECEMBER 14, 2000 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a)(i) On December 7, 2000, the Registrant advised Ernst & Young LLP ("Ernst & Young") that the Registrant intended to retain a different firm of independent auditors for the audit of its financial statements for the fiscal year ending December 31, 2000. Ernst & Young had been engaged as the principal accountant to audit the Registrant's consolidated financial statements.

          (ii) Ernst & Young's report on the Registrant's financial statements for the periods ended December 31, 1998 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports had an explanatory paragraph which stated that, because of the Registrant's history of operating losses and because of its need to obtain additional financing, the financial statements of the Registrant had been prepared assuming that the Registrant will continue as a going concern. Since the most recent opinion, the Registrant has reported raising in excess of $10 million in external funding.

          (iii) The Registrant's Board of Directors unanimously recommended the action taken with respect to Ernst & Young.

          (iv) There have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years or in the subsequent interim period through December 7, 2000 (date of termination), which disagreement(s), if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of disagreement(s) in connection with its report.

          (v)    There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.
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          (vi)   The Registrant requested Ernst & Young to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Ernst & Young's letter to the Securities and Exchange Commission is filed as Exhibit
          16.1 to this Form 8-k.

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          (b)    (i) Grant Thornton LLP ("Grant Thornton") has been engaged by the Registrant as its new independent principal accountant to audit the Registrant's consolidated financial statements. This engagement was effective as of December 7, 2000.

          (ii) Prior to engaging Grant Thornton, the Registrant has not consulted with Grant Thornton during the Registrant's two most recent fiscal years or in the period since the end of the most recent fiscal year through December 7, 2000, in any matter regarding either: (1) application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Grant Thornton concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) the subject of either a disagreement or an event described above under paragraph
          (a) of this Item 4 on Form 8-K.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ILLINOIS SUPERCONDUCTOR CORPORATION


                       By:       /s/  CHARLES F. WILLES
                          ---------------------------------------------
                           Charles F. Willes, Chief Financial Officer



Dated: December 13, 2000


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                                  EXHIBIT INDEX



EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.